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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549



                                      FORM 8-K

                                   CURRENT REPORT


      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):   August 18, 1998


                        CHANTAL PHARMACEUTICAL CORPORATION
             (Exact name of the Registrant as specified in its charter)


 (State or other           (Commission File Number)      (I.R.S. Employer
  jurisdiction of                                       Identification No.)
  incorporation or
   organization)

    DELAWARE                      000-13304                  222276346


5757 W. CENTURY BLVD., SUITE 700, LOS ANGELES, CALIFORNIA               90045
(Address of the Registrant's principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (310) 574-5588



         1350 Avenue of the Americas, 16th Floor, New York, New York  10019
           (Former name or former address, if changed since last report.)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     The Registrant's former independent accountants, BDO Seidman, LLP ("BDO"), resigned on August 18, 1998. BDO has advised that it resigned because its independence was impaired due to the substantial amount of receivables owing to it from the Registrant.

     BDO's report on the financial statements for the year ended June 30, 1997, dated September 23, 1997, except for Note 10 and 11 which is as of September 29, 1997, contained an explanatory paragraph relative to the assumption that the Registrant will continue as a going concern. This explanatory paragraph is based on the fact that as of June 30, 1997, the Registrant suffered recurring losses from operations and had a working capital deficiency which raised substantial doubt about its ability to continue as a going concern. There is no such similar explanatory paragraph in BDO's report on the financial statements for the year ended June 30, 1996, dated October 18, 1996.

     The Registrant's Board of Directors did not recommend a change in accountants.

     During the Registrant's two most recent fiscal years and any subsequent interim period preceding BDO's resignation, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement(s) if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     During the Registrant's two most recent fiscal years and any subsequent interim period preceding BDO's resignation, none of the events referred to in
Item 304(a)(1)(v) of Regulation S-K has occurred.

     The Registrant's newly engaged independent accountants are Singer Lewak Greenbaum & Goldstein LLP ("SLGG"). SLGG was engaged by the Registrant on September 25, 1998. During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of SLGG, neither the Registrant nor anyone on its behalf consulted SLGG regarding the matters referred to in Item 304(a)(2) of Regulation S-K.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit 1  --  Letter dated September ___, 1998 from BDO to the Securities and Exchange Commission.*

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*  To be filed by amendment.


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                                     SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHANTAL PHARMACEUTICAL CORPORATION



Date:  September 29, 1998          By: /s/ Charles P. Scalzo
                                      -----------------------------
                                       Charles P. Scalzo
                                       Chief Financial Officer


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                                   EXHIBIT INDEX

Exhibit                                                              Sequential
   No.                        Exhibit                                 Page No.
-------                       -------                                ----------

     1.        Letter, dated as of September ___, 1998, from BDO
               Seidman, LLP to the Commission stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K.*


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*  To be filed by amendment.



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